UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2013

OPKO Health, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33528	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd

Miami, Florida 33137

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 575-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As reported in the Current Report on Form 8-K filed by OPKO Health, Inc. (the “Company”) on March 8, 2013 (the “Initial Form 8-K”), effective March 4, 2013, the Company completed its previously announced acquisition of Cytochroma, Inc. (“Cytochroma”). The Company is filing this Amendment No. 1 to the Initial Form 8-K to amend and restate in its entirety Item 9.01 in the Initial Form 8-K by providing the financial statements and pro forma information required by Item 9.01 of Form 8-K that were omitted from the Initial Form 8-K as permitted.

ITEM 9.01.	Financial Statements and Exhibits

Item 9.01(a) and 9.01(b) are hereby amended and restated in their entirety as follows:

(a) Financial Statements of Businesses Acquired.

The following financial statements of Cytochroma Canada Inc. are being filed with this report as Exhibit 99.1:

•	Independent Auditors’ Report

•	Audited Consolidated Balance Sheets as of December 31, 2011, December 31, 2010 and December 31, 2009

•	Audited Consolidated Statements of Operations and Deficit for the years ended December 31, 2011, December 31, 2010 and December 31, 2009 and the period from December 13, 1996 to December 31, 2011

•	Audited Consolidated Statements of Shareholders Equity (Deficiency) for the period fromDecember 13, 1996 to December 31, 2011

•	Audited Consolidated Statements of Cash Flows for the years ended December 31, 2011, December 31, 2010 and December 31, 2009 and the period from December 13, 1996 to December 31, 2011

•	Unaudited Condensed Consolidated Interim Balance Sheets as of September 30, 2012 and December 31, 2011

•

Unaudited Condensed Consolidated Interim Statements of Operations and Deficit for the nine months ended September 30, 2012 and September 30, 2011 and for the period from December 13, 1996 to September 30, 2012

•	Unaudited Condensed Consolidated Interim Statements of Shareholders’ Equity for the period from December 13, 1996 to September 30, 2012

•	Unaudited Statements of Cash Flows for the nine months ended September 30, 2012 and September 30, 2011 and for the period from December 13, 1996 to September 30, 2012

(b) Pro Forma Financial Information.

The following pro forma financial information is being filed with this report as Exhibit 99.2:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2012

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011

(c) Exhibits

Exhibit Number	Description

23.1	Consent of KPMG, LLP

99.1	Financial Statements listed in Item 9.01(a)

99.2	Pro Forma Financial Information listed in Item 9.01(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

By	/s/ Juan Rodriguez
Name:	Juan Rodriguez
Title:	Senior Vice President, Chief Financial Officer

Date May 2, 2013

Exhibit Index

Exhibit Number	Description

23.1	Consent of KPMG LLP

99.1	Financial Statements listed in Item 9.01(a)

99.2	Pro Forma Financial Information listed in Item 9.01(b)